SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): June 11, 2015


                          SYNERGY RESOURCES CORPORATION
                    ----------------------------------------
             (Exact name of Registrant as specified in its charter)


         Colorado                       001-35245                20-2835920
  ----------------------           -------------------        ----------------
(State or other jurisdiction      (Commission File No.)      (IRS Employer
      of incorporation)                                      Identification No.)


                                20203 Highway 60
                           Platteville, Colorado 80651
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          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (970) 737-1073

                                       N/A
                      ------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events

     On June 11, 2015, the Company issued a press release, filed as Exhibit 99, providing an update on its 2016 capital expenditures budget and its drilling and completion activities.

     The Company will issue its fiscal third quarter earnings results and host a conference call on July 9th and will provide further details regarding its fiscal fourth quarter and year-end exit rate production at that time.

Conference call details:

Date: Thursday, July 9th, 2015
Time: 12 noon Eastern time (10 a.m. Mountain time)
Domestic Dial-In #: 877-407-9122
International Dial-In #: 201-493-6747

     The conference call will be webcast simultaneously and can be accessed via http://syrginfo.equisolvewebcast.com/q3-2015 and via the investor section of the Company's web site at www.syrginfo.com.

     Interested parties should call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, contact Rhonda Sandquist with Synergy Resources at 970-737-1073.

     A replay of the call will be available after 3:00 p.m. Eastern time on the same day and until July 23rd, 2015.

Domestic Toll-free Replay #: 877-660-6853
International Replay #: 201-612-7415
Replay ID #: 411931

Item 9.01   Exhibits

Exhibit
Number     Description of Document
------     -----------------------

  99      June 11, 2015 press release.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2015


                                    SYNERGY RESOURCES CORPORATION


                                    By: /s/ Frank L. Jennings
                                        -------------------------------------
                                        Frank L. Jennings, Principal Financial
                                        and Accounting Officer